                                   EXHIBIT 24

                               POWER OF ATTORNEY

                               POWER OF ATTORNEY

       KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Carlton J. Eibl and James A. Baumker and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this Form 10-K or any and all amendments to this Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/  NICKOLAS D. HEIN                     Chairman             November 24, 1997
---------------------------------------
    (Nickolas D. Hein)


/s/  THOMAS J. CABLE                      Director             November 24, 1997
---------------------------------------
    (Thomas J. Cable)


/s/  JERRY D. CAULDER                     Director             November 24, 1997
---------------------------------------
    (Jerry D. Caulder)


/s/  PERRY J. GEHRING                     Director             November 24, 1997
---------------------------------------
    (Perry J. Gehring)


/s/  LOUIS W. PRIBILA                     Director             November 24, 1997
---------------------------------------
    (Louis W. Pribila)


/s/  DAVID H. RAMMLER                     Director             November 24, 1997
---------------------------------------
    (David H. Rammler)


/s/  WILLIAM C. SCHMIDT                   Director             November 24, 1997
---------------------------------------
    (William C. Schmidt)


/s/  G. WILLIAM TOLBERT
---------------------------------------   Director             November 24, 1997
    (G. William Tolbert)


/s/  W. WAYNE WITHERS
---------------------------------------   Director             November 24, 1997
    (W. Wayne Withers)

                                     -158-